SECURITY AGREEMENT

This Security Agreement (the “Agreement”) is entered into by and among Digitiliti, Inc., a Delaware corporation (“Debtor”), and Digitiliti, Inc., a Minnesota corporation (“Digitiliti Minnesota”), in favor of Jonathan S. Miner and Pamela J. Miner (collectively, “Secured Parties”).

Recitals

A.

Debtor has executed, as borrower, in favor of Secured Parties, as holders, a certain Convertible Note (the “Note”) of even date herewith in the original principal sum of $250,000.

B.

One of the Secured Parties, Jonathan S. Miner, has executed as guarantor a certain Guaranty (the “Salovich Guaranty”) dated October 15, 2008 whereby Jonathan S. Miner guarantied payment by Debtor of all sums due and payable under a certain Convertible Note evidencing an obligation in the original principal sum of $250,000 to Elmer R. Salovich, Trustee of the Elmer Salovich Revocable Living Trust U/A dated December 16, 1996.

C.

In 2005 Jonathan S. Miner secured, as borrower, a revolving line of credit from North Star Bank in the amount of $250,000.  The proceeds from such line of credit were distributed to Debtor for its business purposes.  Debtor has executed, as borrower, in favor of Jonathan S. Miner, as holder, a certain Promissory Note (the “2005 Promissory Note”) whereby Debtor agreed to reimburse and pay to Jonathan S. Miner all amounts that said Jonathan S. Miner may be required to pay to North Star Bank under the North Star Bank line of credit.

D.

Digitiliti Minnesota is also an owner of some or all of the Collateral described in section 1.1 below.

Agreement

NOW, THEREFORE, for good and valuable consideration, including the recitals set forth above, the receipt and sufficiency of which are herewith acknowledged, it is agreed as follows:

1.

Definitions.  As used in this Security Agreement, the following terms shall have the meanings set forth after such terms:

1.1

Collateral.

(i)

Software.  All interest, rights and property of Debtor and Digitiliti Minnesota in and associated with the information management software program known as “Pyramid.”  The Pyramid program shall include:

(1)

(a)

Existing Programs.  Certain existing programs, i.e., the DSS (Storage Switch) program and other software created by and/or through SPSoft consulting services of Pune, India, or otherwise created by or for Debtor, including Mythos, together with other associated intellectual property and the source code, including instructions and/or statements written in eye-readable form in programmer’s language and capable of being compiled into object code and an object code, being a computer code that a computer can understand (all of the above being referred to herein as the “Existing Software”); and

(b)

Corrected Software; Enhanced Software and New Software.  Other programs and technology relating to the Existing Software that are developed, acquired or obtained during the term of this Agreement which are:

(i)

changed or modified versions of the Existing Software that correct defects contained in the Existing Software (the “Corrected Software”);

(ii)

changed, modified or enhanced versions of the Existing Software (other than Corrected Software); or

(iii)

New software programs that are applicable to or consistent with the Pyramid product.

(ii)

Vaults.  All interest and rights of Debtor and Digitiliti Minnesota in their vaults (the “Vaults”), whether now existing or hereafter acquired, whether tangible or intangible, and whether owned as of the date of this Agreement or at a later date, including but not limited to the Assigra software, the Exanet storage hardware, the networking switches, the Assigra server hardware, the Assigra software licenses and computer programs, and all of Debtor’s and Digitiliti Minnesota’s interest in contracts and agreements associated therewith and receivables therefrom (said receivables being referred to herein as the “Accounts”).

(iii)

Non-Disclosure and Non-Competition Agreements.  All rights and interest of Debtor and Digitiliti Minnesota in non-disclosure agreements, non-competition agreements and similar agreements, whether now existing or hereafter acquired, that are associated with the Collateral or applicable or necessary to prevent any attempted unauthorized use, infringement upon or misappropriation of the Collateral by third parties.

(iv)

Enhancements; Intellectual Property; and Related Materials.  To the extent fully not set forth above, all modifications, corrections, enhancements and derivative works pertaining to the Collateral; all patents, trademarks, service marks, copyrights and other intellectual and proprietary property and interests associated with the ownership, use and protection of the

(2)

Collateral; and all statements of work, reference materials, contracts and other materials relating to the production, installation, use, maintenance and enhancement of the Collateral.

1.2

Event of Default.  The happening of a default or an event of default as such terms are defined or referred to in the Note or in this Agreement.

1.3

Secured Obligations.  The Note, the Salovich Guaranty, the 2005 Promissory Note and any other agreement between Debtor and Digitiliti Minnesota, on the one hand, and either or both Secured Parties, on the other hand, or chargeable pursuant to application of law, whether now existing or hereafter created or entered into.  The term “Secured Obligations” includes all interest, fees, charges, expenses, attorneys’ fees and any other sum chargeable to Debtor and/or Digitiliti Minnesota under this Agreement, and the Secured Obligations.

2.

Grant of Security Interest.  To secure the prompt payment and performance in full when due, whether by lapse of time, acceleration or otherwise, of the Secured Obligations, Debtor and Digitiliti Minnesota, and each of them, hereby grant to Secured Parties a continuing security interest in, and a right to set off against, any and all right, title and interest of Debtor in and to the Collateral.  Debtor and Digitiliti Minnesota hereby acknowledge and agree that the security interest created hereby in the Collateral constitutes a continuing collateral security for all of the Secured Obligations, whether now existing or hereafter arising.

3.

Representations, Warranties and Covenants of Debtor.  Debtor and Digitiliti Minnesota represent, warrant and covenant that:

3.1

Authorization.  The execution and performance of this Agreement have been duly authorized by all necessary action and do not and will not (i) require any consent or approval of the governing members or owners of Debtor or Digitiliti Minnesota, or the consent of any governmental entity, or (ii) violate any provision of any indenture, contract, agreement or instrument to which Debtor or Digitiliti Minnesota is a party or by which it is bound.

3.2

Title to Collateral; Encumbrances; Storage Switch Collateral.  Debtor and Digitiliti Minnesota collectively have good and marketable title to all of the Collateral.  No portion of the Collateral is subject to any lien, encumbrance, pledge or security interest, except for (i) the security interest created pursuant to this Agreement and (ii) a first security interest that may encumber some or all of Debtor’s and Digitiliti Minnesota’s interest in the Collateral granted by Digitiliti Minnesota to Data Sales Company, Burnsville, Minnesota, pursuant to a certain UCC Financing Statement filed as document number 200614057508 with the State of Minnesota (the “Data Sales Financing Statement”).  Concurrently with the execution of this Agreement, Debtor shall obtain from Data Sales Company either (i) a recordable release of a portion of the Collateral (the “Storage Switch Collateral”) from the lien established under and referred to in the Data Sales Financing Statement or (ii) a recordable subordination of Data Sales Company’s security interest in the Storage Switch Collateral to the security interest of

(3)

Secured Parties created hereunder.  For purposes of this Agreement, the Storage Switch Collateral shall mean the property known as the Storage Switch software purchased by Debtor and Digitiliti Minnesota from Storage Switch, LLC pursuant to a certain Technology Purchase Agreement and related documents dated on or about March 13, 2008 and including the Storage Switch virtual file system, transport, POP and vault software, encryption, data de-duplication engine and high availability architecture, together with all code and intellectual property rights that have been developed by Storage Switch, LLC and/or its employees and agents for Debtor and Digitiliti Minnesota and further including all non-disclosure and non-competition agreements, enhancements, intellectual property and related materials as more fully set forth in subsections 1.1(iii) and (iv) of this Agreement.  Secured Parties’ security interest in the Storage Switch Collateral shall be first and superior to the security interest in such Collateral of Data Sales Company and all other persons and entities.  Secured Parties’ security interest in all Collateral other than the Storage Switch Collateral shall be second and inferior only to the security interest of Data Sales Company as set forth in the Data Sales Financing Statement.

3.3

Disposition or Encumbrance of Collateral.  Neither Debtor nor Digitiliti Minnesota will encumber, sell or otherwise transfer or dispose of all or any portion of the Collateral without the prior written consent of Secured Parties.  In the event of any such encumbrance, sale or transfer, the Secured Obligations shall be paid and satisfied in full.

3.4

Maintenance of Equipment; Location.  Secured Parties’ security interest attaches to all of the Collateral wherever located, and Debtor’s or Digitiliti Minnesota’s failure to inform Secured Parties of the existence or location of any item of Collateral shall not impair Secured Parties’ security interest thereon.

3.5

Preservation of Collateral.  Debtor and Digitiliti Minnesota shall keep the Collateral in good order, condition and repair and not use the Collateral in violation of the provisions of this Agreement or any other agreement relating to the Collateral or any policy insuring the Collateral or any applicable statute, law, rule, regulation or ordinance.

3.6

Insurance.  Debtor and Digitiliti Minnesota shall at all times obtain and maintain at their expense insurance for and upon the Collateral in amounts agreed to by Secured Parties.

3.7

Compliance with Law.  Debtor and Digitiliti Minnesota will not use the Collateral, or knowingly permit the Collateral to be used, for any unlawful purpose or in violation of any law, rule or regulation.  The Collateral will be used consistent with the terms and conditions of any policy of insurance thereon.

3.8

Books and Records; Access.  Debtor and Digitiliti Minnesota will at all times keep accurate and complete records of the Collateral and permit Secured Parties to inspect the same at all reasonable times.  Debtor and Digitiliti Minnesota will

(4)

upon request of Secured Parties furnish to Secured Parties such reports and statements as Secured Parties may request with respect to the Collateral.

3.9

Accounts.  Neither Debtor nor Digitiliti Minnesota will compromise any Accounts without the prior written consent of Secured Parties.  Subject to the rights of Data Sales Company, if any, in the Accounts, Secured Parties may upon the happening of an Event of Default notify Account debtors of Secured Parties’ security interest and instruct that payment of all sums due or to become due shall be paid directly to Secured Parties.  Debtor and Digitiliti Minnesota will upon request of Secured Parties notify Account debtors of such security interest.  Secured Parties in such event shall have the power to demand and receive all moneys or other proceeds due from said Accounts, to endorse the name of Debtor and/or Digitiliti Minnesota on all commercial paper given in payment thereof, and to settle, adjust or compromise any claims or disputes as to the Accounts.

3.10

Notice of Default.  Promptly upon either Debtor or Digitiliti Minnesota becoming aware of the existence of any Event of Default, said party will give notice to Secured Parties that such Event of Default exists, stating the nature of such default, the period of existence thereof, and what action Debtor and/or Digitiliti Minnesota proposes to take with respect thereto.

3.11

Perfection of Security Interest.  Debtor and Digitiliti Minnesota shall execute and deliver to Secured Parties from time-to-time such agreements, assignments or instruments and do all such other things as Secured Parties may reasonably deem necessary or appropriate (i) to assure to Secured Parties their security interest hereunder, including such financing statements (and renewal statements) or amendments thereof or supplements thereto or other instruments as Secured Parties may from time-to-time reasonably request or to perfect and maintain the security interest granted hereunder in accordance with the Uniform Commercial Code and any other laws, rules or regulations, (ii) to consummate the transactions contemplated hereby and (iii) to otherwise protect and assure Secured Parties of their rights and interests hereunder.

3.12

Escrow Agreement.  As additional consideration for this Agreement, Debtor, Digitiliti Minnesota and Secured Parties shall execute an escrow agreement (the “Escrow Agreement”) with an agreed upon third party as escrow agent whereby the source code for the Storage Switch Collateral will be escrowed with the Escrow Agent in a format described in subsection 1.1(i)(a) hereof that is readily accessible to Secured Parties or a computer programmer hired by them.  The escrowed data shall include all statements of codes, instructions, program specifications, contracts, reference materials, identity of programmers and maintenance technicians, and other elements of the Storage Switch Collateral.  Debtor and Digitiliti Minnesota will escrow with Secured Parties such additional data, corrections, enhancements, replacements and information regarding the Storage Switch Collateral as are reasonably requested by Secured Parties throughout the term of this Agreement.

(5)

4.

Rights and Remedies on Default.  Upon the occurrence of an Event of Default, and at any time thereafter until such Event of Default is cured to the satisfaction of Secured Parties, and in addition to any other rights granted to Secured Parties under this Security Agreement or by applicable law, Secured Parties may exercise any one or more of the following rights and remedies:

4.1

Acceleration of Obligations.  Secured Parties may declare any and all Secured Obligations to be immediately due and payable, and in such event the same shall thereupon become immediately due and payable without further notice or demand.

4.2

Advance for Collection.  Secured Parties may advance costs of collection, including but not limited to expenses and reasonable attorney fees, against the Note.

4.3

Deal with Collateral.  Secured Parties may, in the name of Debtor, Digitiliti Minnesota or otherwise, commence, demand, collect, receive and receipt for, compromise, settle, prosecute and discontinue any suits or proceedings in respect of the Collateral.

4.4

Realize on Collateral.  Secured Parties may take any action which Secured Parties may deem necessary or desirable in order to realize on the Collateral, including, without limitation, the power to perform any contract or endorse in the name of Debtor and/or Digitiliti Minnesota any checks, drafts, notes, or other instruments or documents received in payment of or on account of the Collateral.

4.5

Access to Property.

(i)

Secured Parties may enter upon and into Debtor’s and/or Digitiliti Minnesota’s premises and take possession of all or such part or parts of the Collateral as may be necessary or appropriate in the judgment of Secured Parties, to permit or enable Secured Parties to store, lease, sell or otherwise dispose of all or any part of the Collateral.  Debtor and Digitiliti Minnesota shall provide Secured Parties with all information and assistance requested by Secured Parties to facilitate the storage, leasing, sale or other disposition of the Collateral after an Event of Default.

(ii)

Secured Parties may take possession or all or such part or parts of the Collateral as they deem necessary pursuant to rights of access and possession set forth in the Escrow Agreement.

4.6

Other Rights.

(i)

Secured Parties may exercise any and all other rights and remedies available to them by law or by agreement, including rights and remedies under the Uniform Commercial Code (the “Code”) or any other applicable law.  Secured Parties may require Debtor and/or Digitiliti Minnesota to assemble the Collateral and make it available to Secured Parties at a place

(6)

to be designated by Secured Parties, and any notice of intended disposition of any of the Collateral required by law shall be deemed reasonable if such notice is mailed or delivered to Debtor and Digitiliti Minnesota in accordance with the notice provisions contained herein at least ten (10) days before the date of such disposition.

(ii)

In the event Secured Parties take possession and control of the Vaults as a result of an Event of Default, Debtor and Digitiliti Minnesota shall, upon Secured Parties’ request, manage the Vaults, at no expense to Secured Parties, for a period not to exceed thirty (30) days so as to eliminate or minimize interruption or termination of service and maintenance.

4.7

Deficiency.  In the event that the proceeds of any sale, collection or realization of the Collateral are insufficient to pay all amounts to which Secured Parties are legally entitled, Debtor and Digitiliti Minnesota shall be liable for the deficiency, together with interest thereon at the highest rate specified in the Note, together with the costs of collection and reasonable attorneys fees incurred by Secured Parties.

4.8

Waivers.  Except as is otherwise specifically provided herein or in the Note, Debtor and Digitiliti Minnesota waive presentment and protest of all instruments and notice thereof, notice of default and dishonor and all other notices to which Debtor and Digitiliti Minnesota may otherwise be entitled.

5.

Continuing Agreement.

5.1

Continuing Agreement; Termination.  This Agreement shall be a continuing agreement in every respect and shall remain in full force and effect so long as any of the Secured Obligations remain outstanding or in effect.  Upon complete payment of the Secured Obligations, this Agreement shall be automatically terminated, and the Secured Parties shall, upon the request and at the expense of Debtor and Digitiliti Minnesota, forthwith release all of their liens and security interests hereunder.

5.2

Other Events.  This Agreement shall continue to be effective or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the Secured Obligations is rescinded or must otherwise be restored or returned by the Secured Parties as a preference, fraudulent conveyance or otherwise under any bankruptcy, insolvency or similar law, all as though such payment had not been made; provided, that in the event payment of all or any part of the Secured Obligations is rescinded or must be restored or returned, all reasonable costs and expenses, including attorney’s fees and disbursements, incurred by the Secured Parties in defending and enforcing such reinstatement shall be deemed to be included as a part of the Secured Obligations.

6.

Miscellaneous.

(7)

6.1

No Waiver.  Secured Parties shall not be deemed to have waived any of their rights hereunder or under any other agreement, instrument or paper signed by Debtor or Digitiliti Minnesota unless such waiver is in writing and signed by Secured Parties.  No delay or omission on the part of Secured Parties in exercising any right shall operate as a waiver of such right or any other right.  A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion.

6.2

Remedies Cumulative.  All rights and remedies of Secured Parties shall be cumulative and may be exercised singularly or concurrently, at their option, and the enforcement of any one such right or remedy shall not bar or be a condition to the exercise or enforcement of any other.

6.3

Governing Law/Jurisdiction.  This Security Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Minnesota.  Debtor, Digitiliti Minnesota and Secured Parties hereby consent to personal jurisdiction of the state courts of the State of Minnesota in connection with any controversy related to the Collateral or this Security Agreement.

6.4

Expenses.  Debtor and Digitiliti Minnesota agree to pay the reasonable attorney’s fees and legal expenses incurred by Secured Parties in the exercise of any right or remedy available to Secured Parties under this Agreement.

6.5

Assignment.  Neither Debtor nor Digitiliti Minnesota may assign or transfer all or any portion of their rights hereunder without the prior written consent of Secured Parties.  Secured Parties may assign their interest herein without prior consent.

6.6

Successors and Assigns.  This Security Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of Debtor, Digitiliti Minnesota and Secured Parties.

6.7

Amendment.  This Security Agreement may not be amended or modified except pursuant to a written agreement executed by Debtor, Digitiliti Minnesota and Secured Parties.

6.8

Notice.  Any notice required or contemplated hereunder shall be effective upon the placing thereof in the United States mail, certified and with receipt requested, postage prepaid, and addressed to the applicable address set forth below, or to such other address as is indicated to the parties in writing:

If to Debtor:

Digitiliti, Inc.

Attention: Daniel J. Herbeck, President

266 East Seventh Street, 4th Floor

St. Paul, MN  55101

(8)

If to Digitiliti Minnesota:

Digitiliti, Inc.

Attention: Daniel J. Herbeck, President

266 East Seventh Street, 4th Floor

St. Paul, MN  55101

If to Secured Parties:

Jonathan S. Miner and Pamela J. Miner

600 Queensland Lane North

Plymouth, MN  55447

With a copy to:

Richard H. Speeter

Speeter & Johnson

1515 One Financial Plaza

120 South Sixth Street

Minneapolis, MN  55402

This Security Agreement in entered into effective the latest signature date set forth below.

DEBTOR:

Digitiliti, Inc., a Delaware corporation

Dated: December 1, 2008

/s/Daniel J. Herbeck

By: Daniel J. Herbeck

Its: President/CEO

DIGITILITI MINNESOTA:

Digitiliti, Inc., a Minnesota corporation

Dated: December 1, 2008

/s/Daniel J. Herbeck

By: Daniel J. Herbeck

Its: President/CEO

SECURED PARTIES:

Dated: December 3, 2008

/s/Jonathan S. Miner

Jonathan S. Miner

Dated: December 3, 2008

/s/Pamela J. Miner

Pamela J. Miner

(9)